THE ATLAS PORTFOLIO BUILDERSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement Dated March 18, 2019

to the

Prospectus dated May 1, 2007

Effective on or about April 18, 2019, based on changes to the underlying fund portfolio due to a merger, the name changes will apply to the applicable subaccount:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME
AB Growth Portfolio	AB Large Cap Growth Portfolio

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The Atlas Portfolio BuilderSM Variable Annuity dated May 1, 2007